Case 23-11131-TMH Doc 703 Filed 11/07/23 Page 1 of 12 **Exhibit 99.11**

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In Re. Clean Beauty 4U Holdings, LLC §
§
§
Debtor(s) §

Case No. 23-11226

Lead Case No. 23-11131

☒ Jointly Administered

Monthly Operating Report

Chapter 11

Reporting Period Ended: 09/30/2023

Petition Date: 08/21/2023

Months Pending: 1

Industry Classification: 3 2 5 4

Reporting Method: Accrual Basis ◉ Cash Basis ○

Debtor's Full-Time Employees (current): 0

Debtor's Full-Time Employees (as of date of order for relief): 0

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

- ☒ Statement of cash receipts and disbursements
- ☒ Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
- ☒ Statement of operations (profit or loss statement)
- ☐ Accounts receivable aging
- ☐ Postpetition liabilities aging
- ☐ Statement of capital assets
- ☐ Schedule of payments to professionals
- ☐ Schedule of payments to insiders
- ☒ All bank statements and bank reconciliations for the reporting period
- ☒ Description of the assets sold or transferred and the terms of the sale or transfer

/s/ James E. O'Neill
Signature of Responsible Party

James E. O'Neill
Printed Name of Responsible Party

11/06/2023
Date

919 N. Market Street, 17th Flr., Wilmington, DE 19801
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021) 1

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Debtor's Name Clean Beauty 4U Holdings, LLC Case No. 23-11226

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$0	
b.	Total receipts (net of transfers between accounts)	$0	$0
c.	Total disbursements (net of transfers between accounts)	$0	$0
d.	Cash balance end of month (a+b-c)	$0	
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ○ Market ○ Other ◉ (attach explanation))	$0
d	Total current assets	$0
e.	Total assets	$0
f.	Postpetition payables (excluding taxes)	$0
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$0
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$0
n.	Total liabilities (debt) (j+k+l+m)	$0
o.	Ending equity/net worth (e-n)	$0

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$0	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0	
c.	Gross profit (a-b)	$0	
d.	Selling expenses	$0	
e.	General and administrative expenses	$0	
f.	Other expenses	$0	
g.	Depreciation and/or amortization (not included in 4b)	$0	
h.	Interest	$0	
i.	Taxes (local, state, and federal)	$0	
j.	Reorganization items	$0	
k.	Profit (loss)	$0	$0

UST Form 11-MOR (12/01/2021) 2

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Debtor's Name Clean Beauty 4U Holdings, LLC Case No. 23-11226

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) Aggregate Total			$0	$0	$0	$0
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i	Nothing to report		$0	$0	$0	$0
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UST Form 11-MOR (12/01/2021) 3

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Debtor's Name Clean Beauty 4U Holdings, LLC Case No. 23-11226

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UST Form 11-MOR (12/01/2021) 4

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Debtor's Name Clean Beauty 4U Holdings, LLC Case No. 23-11226

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total			$0	$0	$0	$0
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i	Nothing to report		$0	$0	$0	$0
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UST Form 11-MOR (12/01/2021) 5

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Debtor's Name Clean Beauty 4U Holdings, LLC Case No. 23-11226

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UST Form 11-MOR (12/01/2021) 6

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Debtor's Name Clean Beauty 4U Holdings, LLC Case No. 23-11226

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UST Form 11-MOR (12/01/2021) 7

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Debtor's Name Clean Beauty 4U Holdings, LLC Case No. 23-11226

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c.	All professional fees and expenses (debtor & committees)			$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a.	Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ◉ No ○	
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ○ No ◉	
c.	Were any payments made to or on behalf of insiders?	Yes ◉ No ○	
d.	Are you current on postpetition tax return filings?	Yes ◉ No ○	
e.	Are you current on postpetition estimated tax payments?	Yes ◉ No ○	
f.	Were all trust fund taxes remitted on a current basis?	Yes ◉ No ○	
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ◉ No ○	
h.	Were all payments made to or on behalf of professionals approved by the court?	Yes ○ No ○ N/A ◉	
i.	Do you have: Worker's compensation insurance?	Yes ◉ No ○	
	If yes, are your premiums current?	Yes ◉ No ○ N/A ○	(if no, see Instructions)
	Casualty/property insurance?	Yes ◉ No ○	
	If yes, are your premiums current?	Yes ◉ No ○ N/A ○	(if no, see Instructions)
	General liability insurance?	Yes ◉ No ○	
	If yes, are your premiums current?	Yes ◉ No ○ N/A ○	(if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?	Yes ◉ No ○	
k.	Has a disclosure statement been filed with the court?	Yes ◉ No ○	
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ◉ No ○	

UST Form 11-MOR (12/01/2021) 8

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Debtor's Name Clean Beauty 4U Holdings, LLC | Case No. 23-11226

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ◯ No ⦿
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ◯ No ◯ N/A ⦿

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

<u>I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.</u>

/s/ Han Kieftenbeld	Han Kieftenbeld
Signature of Responsible Party	Printed Name of Responsible Party
Interim CEO and CFO	11/06/2023
Title	Date

UST Form 11-MOR (12/01/2021) 9

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Debtor's Name Clean Beauty 4U Holdings, LLC Case No. 23-11226

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UST Form 11-MOR (12/01/2021) 10

UST Form 11-MOR (12/01/2021) 11 Debtor's Name Clean Beauty 4U Holdings, LLC Case No. 23-11226 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 Bankruptcy1to50 Case 23-11131-TMH Doc 703 Filed 11/07/23 Page 11 of 12

UST Form 11-MOR (12/01/2021) 12 Debtor's Name Clean Beauty 4U Holdings, LLC Case No. 23-11226 PageFour PageThree Case 23-11131-TMH Doc 703 Filed 11/07/23 Page 12 of 12

Page 1 of 7 IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE In re: AMYRIS, INC., et al., Debtors. Chapter 11 Case No. 23-11131 (TMH) (Jointly Administered) MONTHLY OPERATING REPORT NOTES FOR SEPTEMBER 2023 On August 9, 2023 (the “Original Petition Date”) certain of the Debtors (the “Original Debtors”) filed voluntary petitions for relief under chapter 11 of the Bankruptcy Code with the Bankruptcy Court. On August 21, 2023 (the “Supplemental Petition Date” and, together with the Original Petition Date, as applicable, the “Petition Date”), certain of the Debtors (the “Additional Debtors”) filed voluntary petitions for relief under chapter 11 of the Bankruptcy Code with the Bankruptcy Court. The Debtors are operating their businesses and managing their property as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. On August 11, 2023, an order [Docket No. 50] was entered directing procedural consolidation and joint administration of the Original Debtors’ chapter 11 cases, and on August 23, 2023, an order [Docket No. 125] was entered directing procedural consolidation and joint administration of the Original Debtors’ chapter 11 cases with the Additional Debtors’ chapter 11 cases (collectively, the “Chapter 11 Cases”). Notwithstanding the joint administration of the Debtors’ cases for procedural purposes, each Debtor has filed its own Monthly Operating Report. The information provided herein, except as otherwise noted, is reported as of the applicable Petition Date. The following notes and statements of limitations and disclaimers should be referred to, and referenced in connection with, any review of this Monthly Operating Report (the “MOR”). 1. Introduction. This MOR is unaudited and does not purport to represent financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), and it is not intended to fully reconcile to the consolidated financial statements prepared by the Debtors. Information contained in this MOR has been derived from the Debtors’ books and records, but does not reflect in all circumstances presentation for GAAP or SEC reporting purposes. Therefore, to comply with their obligations to provide MORs during these chapter 11 cases, the Debtors have prepared this MOR using the best information presently available to them, which has been collected, maintained, and prepared in accordance 1 The Original Debtors are Amyris, Inc., AB Technologies LLC, Amyris Clean Beauty, Inc., Amyris Fuels, LLC, Amyris-Olika, LLC, Aprinnova, LLC, Onda Beauty Inc., and Upland1 LLC. The Additional Debtors are Clean Beauty Collaborative, Inc., Clean Beauty 4U Holdings, LLC, and Clean Beauty 4U LLC. Case 23-11131-TMH Doc 703-1 Filed 11/07/23 Page 1 of 7

Page 2 of 7 with their historical accounting practices. Accordingly, this MOR is true and accurate to the best of the Debtors’ knowledge, information, and belief, based on currently available data. The results of operations and financial position contained herein are not necessarily indicative of results that may be expected for any period other than the period covered by this MOR, and may not necessarily reflect the Debtors’ future consolidated results of operations and financial position. 2. Reservation of Rights. This MOR is limited in scope, and unless otherwise noted, covers the period beginning on September 1, 2023 and ending September 30, 2023, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Debtors’ chapter 11 cases. The unaudited financial information has been derived from the Debtors’ books and records. The information presented herein has not been subject to all procedures that typically would be applied to financial information in accordance with U.S. GAAP. Upon the application of such procedures, the Debtors believe that the financial information could be subject to material change. The information furnished in this MOR includes normal recurring adjustments but does not include all of the adjustments that typically would be made for interim financial information presented in accordance with GAAP. Given the complexity of the Debtors’ business, inadvertent errors or omission may occur. Accordingly, the Debtors hereby reserve all of their rights to dispute the nature, validity, status, enforceability, or executory natures of any claim amount, agreement, representation, or other statement set forth in this MOR. Further, the Debtors reserve the right to amend or supplement this MOR, if necessary, but shall be under no obligation to do so. 3. Basis of Presentation. Although the Debtors generally prepare their financial statements on a consolidated basis, the MOR has been prepared on an entity-by- entity basis (excluding most intercompany eliminations). The financial information contained herein is unaudited, limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements for chapter 11 debtors issued by the UST. The amounts reported in this MOR are as of September 30, 2023, the end of the Debtors’ reporting period. This MOR covers the period beginning September 1, 2023 and ending September 30, 2023. 4. Accounting Principles. The Debtors maintain their financial records according to GAAP, however the MOR does not purport to represent financial statements prepared in accordance with GAAP, nor are they intended to be fully reconciled with the financial statements of the Debtors. The Debtors generally prepare financial statements on a consolidated basis. To the extent that there are negative asset balances for an individual Debtor, such as Case 23-11131-TMH Doc 703-1 Filed 11/07/23 Page 2 of 7

Page 3 of 7 accounts receivable and current assets, they may be due to certain intercompany elimination transactions or adjustments in each specific Debtor's books and records. Not all tax entries for the period have been completed by the time this report was due to be filed. To the extent that there are negative liability balances for an individual Debtor, such as prepetition unsecured liabilities, they are expected to be resolved once all of the relevant tax entries and adjustments have been analyzed and completed. On August 11, 2023 the Bankruptcy Court approved Debtors’ Motion to Approve Debtor In Possession Financing [Docket No. 19] (the “DIP Motion”) on an interim basis [Docket No. 54]. As a result, debtor’s cash position reflects the receipt of $30 million in proceeds under the debtor in possession credit facility authorized by the interim order granting the DIP Motion (the “DIP Facility”) during the month of August. On September 19, 2023, the Court entered the Second Interim Order authorizing the Debtors to obtain Debtor In Possession Financing [Docket No. 322] (the “Second Interim DIP Order”), approving further relief with respect to the DIP Motion on a further interim basis pending a final hearing on the Motion. As a result, the Debtors’ cash position reflects additional receipt totaling $63 million in proceeds under the debtor in possession credit facility authorized by the Second Interim DIP Order during the month of September. 5. Currency. Unless otherwise indicated, all amounts in the MOR are reflected in U.S. dollars. 6. Consolidated Entity Accounts Payable and Disbursement Systems. Cash is received and disbursed by the Debtors as described in the Motion for Entry of Interim and Final Orders Authorizing the Debtors to (A) Continue Operating Cash Management System, (B) Honor Certain Prepetition Obligations Related Thereto, (C) Maintain Existing Business Forms, and (D) Granting Related Relief [Docket No. 16] (the “Cash Management Motion”) and the Debtors’ receipt and disbursement of cash is consistent with the Debtors’ historical cash management practices. Due to the consolidated cash management reporting system, certain cash payments may be paid out of a legal entity that is different than the legal entity at which the expenses were incurred. Also, certain cash receipts may be received in a different legal entity than the legal entity at which the accounts receivable is recorded. Disbursements attributed to each entity represent the entity on behalf of which payments were made, on a proportional allocated basis, from the consolidated cash management system. 7. Supporting Documentation. At the direction of the U.S. Trustee, the following schedules are attached to the MORs: (i) Statement of Cash Receipts and Disbursements; (ii) Balance Sheet; and (iii) Income Statement (profit or loss statement), (iv) Attestations relating to Bank Statements and Bank Reconciliations, (v) Description of assets sold or transferred, and (vi) Attestations relating to insurance policies. Case 23-11131-TMH Doc 703-1 Filed 11/07/23 Page 3 of 7

Page 4 of 7 Statement of Cash Receipts and Disbursements. Based on guidance received from the Office of the United States Trustee in connection with the completion of UST Form 11- MOR Part 1, Cash Receipts and Disbursements, reported cash receipts and disbursements should exclude intercompany and debtor-to-debtor transactions. As a result, for those debtors with net intercompany cash outflows or inflows during the reporting period, the ending cash balances reported on Form 11-MOR Part 1 may not match the ending cash balances per the Debtors’ bank statements or the Debtors’ books and records. The Company maintains a separate restricted money market cash account, which, for the purposes of financial reporting is categorized as an “other” asset and not included in the cash balance. Accordingly, the MOR excludes this account and account balance from the beginning Petition Date balance as it relates to Part 1. For additional information on the money market bank account see Attachment 4b to the MOR. Balance Sheet. The amounts reported in this MOR reflect the Debtors financial statements for the period of September 1, 2023 through September 30, 2023. All asset and liability amounts disclosed herein, unless otherwise noted, are stated as of September 30, 2023. The MOR is limited in scope and has been prepared to report only certain amounts from the balance sheet. In addition, certain liabilities such as accruals made by the Debtors may appear on the consolidated balance sheet attachment (Attachment 2), however, are not included in MOR Part 2. Further, a number of legal entities owned and controlled by the company, and the related assets, liabilities and operating results of such entities are excluded from presentation in the balance sheet and MOR as they are Non-Debtor entities. Liabilities Subject to Compromise (“LSTC”): LSTC represent the Debtors’ estimate of prepetition claims to be resolved in connection with the chapter 11 cases. As a result of the chapter 11 filings, the payment of prepetition liabilities are subject to compromise or other treatment under a plan of reorganization. The determination of how such liabilities will ultimately be settled or treated cannot be made until the Court approves a chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. Prepetition liabilities that are subject to compromise under ASC 852 are preliminary and may be subject to, among other things, future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation or other events. As noted, although the Debtors generally prepare financial statements on a consolidated basis, these MORs are prepared on an entity-by-entity basis. The Debtors maintain separate balance sheets in their books and records for the following entities: Amyris, Inc., Onda Beauty, Inc., Clean Beauty Collaborative, Inc., Clean Beauty 4U LLC, Aprinnova, LLC, Amyris Fuels, LLC, and Amyris Clean Beauty, Inc.. The Debtors, however, do not maintain separate balance sheets in their books and records for the following debtor entities: Upland 1 LLC, Clean Beauty 4U Holdings, LLC, Amyris-Olika, LLC, and AB Case 23-11131-TMH Doc 703-1 Filed 11/07/23 Page 4 of 7

Page 5 of 7 Technologies. Consequently, the balance sheets included in the MOR for these non- operating Debtor entities reflect no balances. Values in the balance sheet(s) attached hereto represent rounded numbers. Accordingly, subtotals may not agree to the summation of the rounded numbers presented. Case 23-11131-TMH Doc 703-1 Filed 11/07/23 Page 5 of 7

Page 6 of 7 Income Statement. The amounts reported in this MOR reflect the Debtors financial statements for the period of September 1, 2023 through September 30, 2023. As noted, although the Debtors generally prepare financial statements on a consolidated basis, these MORs are prepared on an entity-by-entity basis. The Debtors maintain separate income statements in their books and records for the following entities: Amyris, Inc., Onda Beauty, Inc., Clean Beauty Collaborative, Inc., Clean Beauty 4U LLC, Aprinnova, LLC, Amyris Fuels, LLC, and Amyris Clean Beauty, Inc.. The Debtors, however, do not maintain separate income statements for the following Debtor entities: Upland 1 LLC, Clean Beauty 4U Holdings, LLC, Amyris-Olika, LLC, and AB Technologies. Consequently, the income statements included in the MOR for these non- operating Debtor entities reflect no income. Part 1, Cash Receipts and Disbursements. Amounts reported for cash receipts and disbursements exclude interbank transfers. Additional information on cash receipts and disbursements is included in Attachment 1. Part 2: Asset and Liability Status. Asset values are reported as of September 30, 2023. Prepetition liabilities reflect liabilities included in Liabilities Subject to Compromise on the Debtors’ balance sheets, as well as other liabilities which may be uncompromised pursuant to the relief granted via the Debtors’ various final first day orders. Prepetition and post-petition balances of uncompromised liabilities are reported to the best of the Debtor’s knowledge. Part 3: Assets Sold or Transferred. Prior to the Petition Date, the Debtors, on August 4, 2023, closed on the sale of MGEmpower LTD for a purchase price totaling $1,000,000. The estimated loss on the sale of this company is approximately $14 million. The Debtors recorded the transaction during the quarterly close for the period ending September 30, 2023 and thus are reflected on the financial statements submitted herein. Part 4: Income Statement. The amounts reported in Part 4 include the full month of September 1, 2023 through September 30, 2023. Part 5: Professional Fees and Expenses. For purposes of the MORs, bankruptcy professional fees are considered approved if the applicable monthly fee statement has been served and the objection deadline with regard to such monthly fee statement has expired prior to the end date of the MOR period. The Debtors will pay retained professionals in accordance with the Order (I) Establishing Procedures for Interim Compensation and Reimbursement of Expenses for Retained Professionals and (II) Granting Related Relief [Docket No. 279]. Case 23-11131-TMH Doc 703-1 Filed 11/07/23 Page 6 of 7

Page 7 of 7 Part 7 Questionnaire. 7a. Were any payments made on prepetition debt? Pursuant to certain orders of the Bankruptcy Court entered in the Debtors’ chapter 11 cases (the “First Day Orders”), the Debtors were authorized (but not directed) to pay, among other things, certain prepetition claims of their employees, taxing authorities, insurers, critical vendors, and certain other prepetition creditors. 7c. Were any payments made to or on behalf of insiders? With respect to insiders, all cash payments were made on account of ordinary course salaries and authorized travel and expense reimbursements. No non-cash transfers were made to insiders during this reporting period. 7d. Are you current on postpetition tax return filings? In the ordinary course of business, the Debtors’ tax filings may extend past the normal deadlines and become late in some instances. When this happens, the Debtors arrange to complete the filings and address any related fines and/or penalties. There are no tax filings that are currently late where the Debtors are not also in dialog with the related taxing authority to become compliant. 7g. Was there any postpetition borrowing, other than trade credit? All postpetition borrowings since the inception of the case, other than trade credit, are borrowings made under the DIP Facility and pursuant to the applicable interim orders. Case 23-11131-TMH Doc 703-1 Filed 11/07/23 Page 7 of 7

Case 23-11131-TMH Doc 703-2 Filed 11/07/23 Page 1 of 8

In re: Amyris, Inc et al.
Debtor: Amyris, Inc.

Case Number: 23-11131 (TMH)
Reporting Period: 9/1/2023 - 9/30/2023

MOR-1: 9/1/2023 - 9/30/2023 Schedule of Cash Receipts and Disbursements

	Amyris, Inc.	Amyris Fuels, LLC	Aprinnova, LLC	Amyris Clean Beauty, Inc.	Onda Beauty Inc.	Clean Beauty Collaborative, Inc.	Clean Beauty 4U LLC	Upland 1 LLC	Clean Beauty 4U Holdings, LLC	Amyris-Olika, LLC	AB Technologies	Total
$ in actuals	23-11131	23-11136	23-11137	23-11134	23-11138	23-11224	23-11225	23-11139	23-11226	23-11133	23-11132	
Receipts												
Third Party	291,028	-	1,431,300	8,290,993	7,280	1,298,098	11,459	-	-	-	-	11,330,158
DIP Financing	63,000,000	-	-	-	-	-	-	-	-	-	-	63,000,000
Intercompany	6,000,000	-	-	1,000,000	-	-	400,000	-	-	-	-	7,400,000
Total Receipts	69,291,028	-	1,431,300	9,290,993	7,280	1,298,098	411,459	-	-	-	-	81,730,158
Disbursements												
Third Party	25,438,643	-	436,636	5,647,837	8,194	587,536	265,950	-	-	-	-	32,384,796
Intercompany (including transfers to non-debtor entities)	19,410,399	-	2,000,000	4,000,000	-	-	-	-	-	-	-	25,410,399
Total Disbursements	44,849,042	-	2,436,636	9,647,837	8,194	587,536	265,950	-	-	-	-	57,795,195
Net Cash Flow	24,441,985	-	(1,005,335)	(356,844)	(915)	710,562	145,509	-	-	-	-	23,934,963
Cash Balance at Beginning of Month	5,067,998	-	2,233,250	2,158,386	23,815	554,167	29,835					10,067,451
Net Cash Flow	24,441,985	-	(1,005,335)	(356,844)	(915)	710,562	145,509					23,934,963
Cash Balance at End of Month	29,509,983	-	1,227,915	1,801,542	22,900	1,264,729	175,345	-	-	-	-	34,002,414

Case 23-11131-TMH Doc 703-2 Filed 11/07/23 Page 2 of 8

In re: Amyris, Inc et al.

Case Number: 23-11131 (TMH)
Reporting Period: 9/1/2023 - 9/30/2023

Attachment 2: Balance Sheet

	Amyris, Inc.	Amyris Fuels, LLC	Aprinnova, LLC	Amyris Clean Beauty, Inc.	Onda Beauty Inc.	Clean Beauty Collaborative, Inc.	Clean Beauty 4U LLC	Upland 1 LLC	Clean Beauty 4U Holdings, LLC	Amyris-Olika, LLC	AB Technologies
$ in actuals	23-11131	23-11136	23-11137	23-11134	23-11138	23-11224	23-11225	23-11139	23-11226	23-11133	23-11132
Cash and cash equivalents	29,473,126	-	1,227,915	1,864,196	22,900	1,341,865	403,906	-	-	-	-
Restricted cash	75,933	-	-	-	-	-	-	-	-	-	-
Short-term investments	-	-	-	-	-	-	-	-	-	-	-
Accounts receivable, net	1,305,754	-	13,155,790	6,059,281	128,426	1,820,614	668,884	-	-	-	-
Contract assets	10,812,104	-	624,102	1,266,856	-	(557,456)	16,347	-	-	-	-
Inventories	16,391,804	-	4,697,016	45,151,479	312,848	13,130,350	2,162,248	-	-	-	-
Deferred cost of revenue	-	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current asset	96,336,030	-	6,889,471	9,186,312	10,166	584,329	9,830	-	-	-	-
Total current assets	154,394,751	-	26,594,292	63,528,124	474,341	16,319,702	3,261,214	-	-	-	-
Property, plant and equipment, net	26,157,059	-	3,193,626	8,229	25,527	87,419	-	-	-	-	-
Restricted cash, non-current	6,220,372	-	-	-	-	-	-	-	-	-	-
Intercompany	513,619,422	439,912	195,242,828	(425,484,239)	(3,026,691)	(37,034,748)	(8,128,431)	-	-	-	-
Equity and loans in affiliates	65,170,155	-	-	-	-	-	-	-	-	-	-
Other assets, non-current	8,614,452	-	-	257,725	49,878	-	-	-	-	-	-
Investment in Subsidiaries	200,010	-	-	655,000	-	-	-	-	-	-	-
Goodwill, Intangible assets,net	28,490,118	-	22,241,909	24,009,184	4,876,084	-	-	-	-	-	-
Total assets	802,866,340	439,912	247,272,655	(337,025,977)	2,399,139	(20,627,626)	(4,867,217)	-	-	-	-
Trade AP	(2,711,477)	-	(410,275)	-	-	-	-	-	-	-	-
Accrued AP	(2,734,457)	-	(93,705)	(4,858,553)	-	162,060	(66,908)	-	-	-	-
Other AP	(32,435)	-	74	-	-	-	-	-	-	-	-
Accounts payable	(5,478,369)	-	(503,906)	(4,858,553)	-	162,060	(66,908)	-	-	-	-
Accrued and other current liabilities	(52,953,582)	-	(29,345)	2,166,154	(6,629,002)	280,857	151,903	-	-	-	-
Capital lease obligation current portion	(1,445,682)	-	(106,424)	-	178	-	-	-	-	-	-
Contract liability, current portion	(265,488)	-	(12,896,177)	(153,766)	-	-	-	-	-	-	-
Debt, current portion	(14,603,817)	-	-	(359,289)	(115,000)	100,000	-	-	-	-	-
Pre-petition priority debt (taxes)	(77,151)	-	(12,303)	(36,876)	(10,164)	(33,897)	(13,187)	-	-	-	-
Pre-petition unsecured debt, current portion	(38,343,328)	-	(1,357,067)	(41,824,142)	(291,028)	(7,324,847)	(2,461,236)	-	-	-	-
Pre-petition secured debt, current principal	(183,337,754)	-	-	-	-	-	-	-	-	-	-
Related party debt discount, current	13,087,525	-	-	-	-	-	-	-	-	-	-
Post-petition secured debt, DIP Financing	(93,000,000)										
Total current liabilities	(376,417,646)	-	(14,905,221)	(45,066,471)	(7,045,016)	(6,815,827)	(2,389,428)	-	-	-	-
Deferred revenue long-term	-	-	-	-	-	-	-	-	-	-	-
Capital lease obligation, net of current	(57,117,493)	-	(276,161)	-	(532)	-	-	-	-	-	-
Pre-petition unsecured debt, non-current	(690,000,000)	-	-	-	-	-	-	-	-	-	-
Long-term debt, net of current	3,373,708	-	-	-	-	-	-	-	-	-	-
Pre-petition secured debt, non-current principa	(158,250,390)	-	-	-	-	-	-	-	-	-	-
Pre-petition secured debt, non-current Interest	(33,869,760)	-	-	-	-	-	-	-	-	-	-
Related party debt discount, non-current	1,841,670	-	-	-	-	-	-	-	-	-	-
Derivative liabilities, net of current	(4,139,690)	-	-	-	-	-	-	-	-	-	-
Deferred rent, net of current	-	-	-	-	-	-	-	-	-	-	-
Other liabilities, non current	(4,000,000)	-	-	-	-	-	-	-	-	-	-
Total liabilities	(1,318,579,603)	-	(15,181,382)	(45,066,471)	(7,045,548)	(6,815,827)	(2,389,428)	-	-	-	-
Common stock	81,412,386	(12,200,001)	-	(10)	-	(50,578,686)	-	-	-	-	-
Additional paid-in capital, common stock	(2,323,885,522)	-	(20,402,629)	(200,000)	-	-	-	-	-	-	-
Accumulated other comprehensive income	35,445,746	-	-	(238)	-	-	-	-	-	-	-
Previous year retained earnings	2,458,215,868	11,760,089	(30,867,216)	289,591,441	(59,919)	57,513,710	2,388,988	-	-	-	-
Current year earnings	259,653,043	-	(180,821,428)	92,701,254	4,706,328	20,508,430	4,867,657				
Non controlling interest	4,871,741	-	-	-	-	-	-	-	-	-	-
Total stockholders' deficit	515,713,262	(439,912)	(232,091,273)	382,092,448	4,646,409	27,443,454	7,256,645	-	-	-	-
Total liab., min. interest, conv. pref.	(802,866,340)	(439,912)	(247,272,655)	337,025,977	(2,399,139)	20,627,626	4,867,217	-	-	-	-

Case 23-11131-TMH Doc 703-2 Filed 11/07/23 Page 3 of 8

In re: Amyris, Inc et al.

Case Number: 23-11131 (TMH)
Reporting Period: 9/1/2023 - 9/30/2023

Attachment 3: Statement of Operations

$ in actuals	Amyris, Inc. 23-11131	Amyris Fuels, LLC 23-11136	Aprinnova, LLC 23-11137	Amyris Clean Beauty, Inc. 23-11134	Onda Beauty Inc. 23-11138	Clean Beauty Collaborative, Inc. 23-11224	Clean Beauty 4U LLC [1] 23-11225	Upland 1 LLC 23-11139	Clean Beauty 4U Holdings, LLC 23-11226	Amyris-Olika, LLC 23-11133	AB Technologies 23-11132
Total revenue	9,076,325	-	339,727	8,204,822	-	1,184,944	174,991	-	-	-	-
Cost of products sold	6,638,922	-	493,551	9,586,815	182,424	3,614,632	(193,373)	-	-	-	-
Research and development	7,882,194	-	-	-	-	-	-	-	-	-	-
Sales, general and administrative	5,236,786	-	3,502	8,938,838	71,241	2,276,778	833,028	-	-	-	-
Total operating expenses	13,118,980	-	3,502	8,938,838	71,241	2,276,778	833,028	-	-	-	-
Total costs and expenses	19,757,902	-	497,053	18,525,652	253,665	5,891,410	639,655	-	-	-	-
Loss from operations	(10,681,577)	-	(157,326)	(10,320,831)	(253,665)	(4,706,466)	(464,664)	-	-	-	-
Other (income) expense	77,154,754	-	75,807	1,218,901	1,557,491	(205,715)	(68,197)	-	-	-	-
Loss before inc taxes & min interest	(87,836,331)	-	(233,133)	(11,539,731)	(1,811,156)	(4,500,751)	(396,467)	-	-	-	-
Income taxes	(27)	-	-	-	-	-	-	-	-	-	-
Minority interest	(3,254,211)	-	-	-	-	-	-	-	-	-	-
Net gain/(loss)	(84,582,093)	-	(233,133)	(11,539,731)	(1,811,156)	(4,500,751)	(396,467)	-	-	-	-

Notes:

1 - For the month of September 2023, Cost of products sold resulted in a net gain due to certain inventory related adjustments and corrections.

In re: Amyris, Inc. et al. Case Number: 23-11131 (TMH) Reporting Period: 9/1/2023 - 9/30/2023 /s/ Han Kieftenbeld 11/6/2023 Signature of Authorized Individual Date Han Kieftenbeld Interim Chief Executive Officer and Chief Financial Officer Printed Name of Authorized Individual Title of Authorized Individual Attachment 4a: Attestation re Bank Reconciliations The Debtors hereby submit this declaration regarding bank account reconciliations in lieu of providing copies of bank statements and copies of all account reconciliations. The Debtors have, on a timely basis, performed all bank account reconciliation in the ordinary course of its business. Copies of bank account statements and reconciliations are available for inspection upon request by the United States Trustee’s Office. I declare under penalty of perjury under the laws of the United States of America that the foregoing is true and correct. Case 23-11131-TMH Doc 703-2 Filed 11/07/23 Page 4 of 8

In re: Amyris, Inc. et al. Case Number: 23-11131 (TMH) Reporting Period: 9/1/2023 - 9/30/2023 Debtor/Legal Entity Case No. Name of Institution Type of Account Last 4 Digits of Account No Bank Statement Reference Amyris, Inc. 23- 11131 JP Morgan Chase Bank, N.A. Payroll Account 2799 - Amyris, Inc. 23- 11131 JP Morgan Chase Bank, N.A. MMDA 8876 JPM-Bank-Statement-8876 Amyris, Inc. 23- 11131 JP Morgan Chase Bank, N.A. Concentration Account 2591 JPM-Bank-Statement-2591 Amyris, Inc. 23- 11131 JP Morgan Chase Bank, N.A. Disbursement Account 2898 JPM-Bank-Statement-2898 Amyris, Inc. 23- 11131 JP Morgan Chase Bank, N.A. Revenue Account 2708 JPM-Bank-Statement-2708 Amyris, Inc. 23- 11131 Bank of the West BOTW Amyris 7079 BOTW Bank Statements Amyris, Inc. 23- 11131 Bank of the West BOTW Amyris - Money Market Account 0614 BOTW Bank Statements Amyris, Inc. 23- 11131 Bank of the West BOTW Amyris - Accounts Payable 7185 BOTW Bank Statements Amyris, Inc. 23- 11131 Bank of the West BOTW Amyris - Flexible Spending 7193 BOTW Bank Statements Amyris, Inc. 23- 11131 Bank of the West BOTW Amyris - Accounts Receivable 3583 BOTW Bank Statements Amyris, Inc. 23- 11131 Bank of the West BOTW Amyris - Payroll Account 7046 BOTW Bank Statements Onda Beauty Inc. 23- 11138 JP Morgan Chase Bank, N.A. Operations Account for Onda Beauty Inc. 6532 JPM-Bank-Statement-6532 Onda Beauty Inc. 23- 11138 JP Morgan Chase Bank, N.A. Operations Account for Onda Beauty Inc. 7810 JPM-Bank-Statement-7810 Clean Beauty Collaborative, Inc. 23- 11224 JP Morgan Chase Bank, N.A. Operations Account for Clean Beauty Collaborative, Inc. 3987 JPM-Bank-Statement-3987 Clean Beauty Collaborative, Inc. 23- 11224 Bank of the West Operations Account for Clean Beauty Collaborative, Inc. 6817 BOTW Bank Statements Clean Beauty 4U LLC 23- 11225 JP Morgan Chase Bank, N.A. Operations Account for Clean Beauty 4U LLC 9050 JPM-Bank-Statement-9050 Aprinnova, LLC 23- 11137 JP Morgan Chase Bank, N.A. Aprinnova LLC 5193 JPM-Bank-Statement-5193 Aprinnova, LLC 23- 11137 Bank of the West NC Manufacturing - Aprinnova 8737 BOTW Bank Statements Aprinnova, LLC 23- 11137 US Bank Operations Account for Aprinnova, LLC 2314 US Bank Statements Aprinnova, LLC 23- 11137 US Bank Operations Account for Aprinnova, LLC 0628 - Amyris-Olika, LLC 23- 11133 JP Morgan Chase Bank, N.A. Operations Account for Amyris-Olika, LLC 8202 JPM-Bank-Statement-8202 Amyris Fuels, LLC 23- 11136 JP Morgan Chase Bank, N.A. Zero Balance Account 3615 JPM-Bank-Statement-3615 Amyris Fuels, LLC 23- 11136 Bank of the West BOTW Fuel Prefund 3529 BOTW Bank Statements Amyris Clean Beauty, Inc. 23- 11134 JP Morgan Chase Bank, N.A. Amyris Clean Beauty, Inc.- MenoLabs 5255 JPM-Bank-Statement-5255 Amyris Clean Beauty, Inc. 23- 11134 JP Morgan Chase Bank, N.A. Amyris Clean Beauty, Inc.- EcoFab 1596 JPM-Bank-Statement-1596 Amyris Clean Beauty, Inc. 23- 11134 JP Morgan Chase Bank, N.A. Operations Account for Amyris Clean Beauty, Inc. 3839 JPM-Bank-Statement-3839 Amyris Clean Beauty, Inc. 23- 11134 Bank of the West BOTW Clean Beauty 4987 BOTW Bank Statements Attachment 4b: Schedule of Bank Accounts Case 23-11131-TMH Doc 703-2 Filed 11/07/23 Page 5 of 8

In re: Amyris, Inc. et al. Case Number: 23-11131 (TMH) Reporting Period: 9/1/2023 - 9/30/2023 Date of sale or transfer August 4, 2023 Description of the asset sold or transferred MG Empower Limited Asset Sale Gross sales price $1,000,000 Payments made from the sale proceeds to or by third parties $45,789 Net sale proceeds received on behalf of the estate* $954,211 Attachment 5: Assets Sold or Transferred * As of September 30, 2023, proceeds from the transaction totaling $204,211 (net of $45,789 of settlement costs) have been received. Pursuant to the terms of the transaction, the outstanding receivable balance of $750k is to be received in 3 installments of $250k each. Case 23-11131-TMH Doc 703-2 Filed 11/07/23 Page 6 of 8

In re: Amyris, Inc. et al. Case Number: 23-11131 (TMH) Reporting Period: 9/1/2023 - 9/30/2023 /s/ Han Kieftenbeld 11/6/2023 Signature of Authorized Individual Date Han Kieftenbeld Interim Chief Executive Officer and Chief Financial Officer Printed Name of Authorized Individual Title of Authorized Individual Attachment 6a: Attestation re Insurance Policies The Debtors hereby submit this declaration regarding Insurance Policies. The Debtors’ Insurance Policies are paid current and in good standing. Attached hereto as Attachment 6b is a list of the Debtors’ Insurance Policies with partially redacted policy numbers. I declare under penalty of perjury under the laws of the United States of America that the foregoing is true and correct. Case 23-11131-TMH Doc 703-2 Filed 11/07/23 Page 7 of 8

Case 23-11131-TMH Doc 703-2 Filed 11/07/23 Page 8 of 8

In re: Amyris, Inc. et al.

Case Number: 23-11131 (TMH)
Reporting Period: 9/1/2023 - 9/30/2023

Attachment 6b: Insurance Policies

Type of Coverage	Insurer	Debtor	Policy Number (last four)	Period
Employment Practices Liability	Travelers	Amyris Inc.	3548	9/17/22-12/31/23
Fiduciary Liability	Travelers	Amyris Inc.	3548	9/17/22-12/31/23
Crime	Travelers	Amyris Inc.	3548	9/17/22-12/31/23
Kidnap, Ransom & Extortion	Hiscox	Amyris Inc.	81.21	9/17/21-9/17/24
D&O Primary (Side A/B/C)	AIG	Amyris Inc.	41-08	9/17/22-12/31/23
D&O 1st Excess (Side A/B/C)	Platinum	Amyris Inc.	5001	9/17/22-12/31/23
D&O 2nd Excess (Side A/B/C)	Husdon	Amyris Inc.	8860	9/17/22-12/31/23
D&O 3rd Excess (Side A/B/C)	Old Republic	Amyris Inc.	2616	9/17/22-12/31/23
D&O 4th Excess (Side A/B/C)	BHSI/Applied	Amyris Inc.	98_02	9/17/22-12/31/23
D&O Lead Side A Excess/DIC	BHSI	Amyris Inc.	89-01	9/17/22-12/31/23
D&O 1st Excess Side A DIC	AIG	Amyris Inc.	01-72	9/17/22-12/31/23
D&O 2nd Excess Side A DIC	AWAC	Amyris Inc.	0677	9/17/22-12/31/23
D&O 3rd Excess Side A DIC	Old Republic	Amyris Inc.	2617	9/17/22-12/31/23
Package – Liability Excl. Products, Intl Liab, Intl WC, & Intl Auto Excl. Products, Intl Liability, WC & Auto	Federal Ins. Co.	Amyris Inc.	3734	9/17/23 - 9/17/24
Package International Casualty (workers comp and auto)	Federal Ins. Co.	Amyris Inc.	3734	9/17/23 - 9/17/24
Property Excl.Inventory $75M Limit	Starr Surplus Lines Ins. Co	Amyris Inc.	9888	9/17/23 - 9/17/24
Stockthru Put (Inventory)	Under- writers at Lloyd's London	Amyris Inc.	0325	9/17/23 - 9/17/24
Products Liability $10m	Federal Ins. Co.	Amyris Inc.	9201	9/17/23 - 9/17/24
Automobile	Federal Ins. Co.	Amyris Inc.	0501	9/17/23 - 9/17/24
Lead $10M Umb (Excl. Products)	Federal Ins. Co.	Amyris Inc.	9855	9/17/23 - 9/17/24
1st Excess Liability - $5M xs $10M (Chubb Products & Umbrella Excl. Products)	Everest Indemnity Ins. Co.	Amyris Inc.	3231	9/17/23 - 9/17/24
Workers Compensation	Federal Ins. Co.	Amyris Inc.	7562	9/17/23 - 9/17/24
International Liability - Brazil GL & EL (Local Policy)	Chubb Seguros Brazil S.A.	Amyris Inc.	0328	9/17/23 - 9/17/24